SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Exchange
                                 Act of 1934


Date of Report (Date of earliest event reported): August 6, 1996



                     Home Properties of New York, Inc.


(Exact name of registrant as specified in its charter)


           Delaware                  0-13136            16-1455126
 (State or other jurisdiction      (Commission         (IRS Employer
       of incorporation)          File Number)      Identification No.)



              850 Clinton Square, Rochester, New York 14604
              (Address of principal executive offices)(Zip Code)


      Registrant's telephone number, including area code (716) 246-4150


                                  Not Applicable
        (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS


           On August 6, 1996, the Board of Directors of Home Properties of New York, Inc. (the "Company") increased the number of shares of the Company's Common Stock available for cash purchases under the Company's Dividend Reinvestment, Stock Purchase, Resident, Resident Stock Purchase and Employee Stock Purchase Plan (the "Plan") by 580,000 shares. A copy of the Amended and Restated Plan reflecting the change is filed as an exhibit to this Report.

ITEM 7.    FINANCIAL  STATEMENTS  AND  EXHIBITS


           (a)  Financial Statements of Businesses Acquired

           None

           (b)  Pro Forma Financial Information

           None

           (c)  Exhibits

           (4) Amended and Restated Dividend Reinvestment Stock Purchase, Resident Stock Purchase and Employee Stock Purchase Plan.

          SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Home Properties of New York, Inc.



Dated:   July 7, 1997             By:  /s/ David P. Gardner
                                        David P. Gardner,
                                   Vice President, Chief Financial
                                   Officer and Treasurer